UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                                Amendment  No. 2

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 22, 2001
                                                           -------------

                                  VSOURCE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-30326                77-0557617
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification  No.)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
                                                            --------------

The undersigned Registrant has restated its audited consolidated balance sheets as of Jan. 31, 2001 (and, for comparison, Jan. 31, 2000), and its unaudited consolidated balance sheets as of April 30, 2001 (and, for comparison, April 30, 2000). The Registrant accordingly is hereby amending Item 7(b) of its Current Report on Form 8-K/A filed July 20, 2001 to reclassify its Series 1-A and Series 2-A Convertible Preferred Stock from shareholders' deficit to a separate equity category, preferred stock, between liabilities and shareholders' deficit, and to take a non-cash beneficial conversion feature charge with respect to warrants attached to the Registrant's Series 2-A Convertible Preferred Stock.

Item  7.       Financial  Statements  and  Exhibits.
               ------------------------------------

          (b)  Pro  Forma  Financial  Information
               ----------------------------------

               (i)  Introduction

               (ii) Pro Forma Consolidated Balance Sheets as of January 31, 2001
                    (unaudited)

               (iii)Pro  Forma  Consolidated  Statements of Operations for the
                    year  ended  January  31,  2001  (unaudited)

               (iv) Footnotes  to  the  unaudited  Pro Forma financial statement data




Item  7.  (b)  Pro  Forma  Financial  Information:
               ----------------------------------


     The unaudited consolidated pro forma financial data should be read in conjunction with the DISCUSSION OF DIFFERENCES BETWEEN THE UNAUDITED COMBINED PRO FORMA BALANCE SHEETS OF VSOURCE, INC. AND SUBSIDIARIES AND THE UNAUDITED COMBINED MAY 31, 2001 BALANCE SHEETS included herein, NETCEL360'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS included herein and the FOOTNOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENT DATA included hereto. The pro forma consolidated financial statements are unaudited. The pro forma consolidated statement of operations data for the year ended January 31, 2001 had been prepared as if the merger of NetCel360 had occurred on February 1, 2000, and the pro forma consolidated balance sheet has been prepared as if the merger was completed on January 31, 2001.

     The pro forma financial statements were assembled using NetCel360's year ended December 31, 2001 statement of operations and NetCel360's balance sheet as of December 31, 2001 for purposes of this pro forma. These statements have a difference of 31 days between the acquired Company's financial statements.

     The pro forma consolidated balance sheet is not intended to represent what the financial position of the Company would actually have been had the merger occurred on January 31, 2001 or to project the financial position for any future date. Similarly, the pro forma consolidated statement of operations was not intended to represent what the operating results would actually have been for the periods indicated or to project the operating results for any future period. The pro forma adjustments are based upon currently available information and assumptions that management believes are reasonable.

                                                 VSOURCE, INC.
                                               AND SUBSIDIARIES
                           UNAUDITED PRO FORMA BALANCE SHEET AS OF JANUARY 31, 2001
                                                (In US$-000's)
                                                    ASSETS

                                                 VSOURCE, INC.    NETCEL360    ADJUSTMENTS    PRO FORMA
                                                ---------------  -----------  -------------  -----------
Current assets:
  Cash and equivalents                          $        5,408   $    7,797                  $   13,205
  Accounts Receivable                           $            4   $      280                  $      284
  Other receivables                             $          254   $    1,190                  $    1,444
                                                ---------------  -----------  -------------  -----------
    Total current assets                        $        5,666   $    9,267   $          0   $   14,933

Property, plant and equipment, net              $          932   $    7,991     ($1,717)(a)  $    7,206
Rental Deposits                                                  $      501                  $      501
Goodwill                                        $        4,593                               $    4,593
Other Assets                                    $           70                               $       70
                                                ---------------  -----------  -------------  -----------
    Total assets                                $       11,261   $   17,759        ($1,717)  $   27,303
                                                ===============  ===========  =============  ===========

                              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                              $          599   $    1,046                  $    1,645
  Accrued liabilities                           $          311   $    2,761   $      500(a)  $    3,572
  Deferred taxes payable                                         $      143                  $      143
  Deferred revenue                                               $       23                  $       23
                                                ---------------  -----------  -------------  -----------
    Total current liabilities                   $          910   $    3,973   $        500   $    5,383

Preferred stock                                 $       14,229                               $   14,229
Shareholders' equity:
  Preferred stock                                                $       12                  $       12
  Common stock                                  $          179   $       10   $      27 (b)  $      216
  Additional paid-in capital                    $       54,073   $   37,031    ($25,511)(c)  $   65,593
  Deferred compensation                                ($5,805)                                 ($5,805)
  Accumulated deficit                                 ($51,899)    ($23,289)  $  23,289 (d)    ($51,899)
  Note receivable from sale of stock                     ($426)                                   ($426)
  Other comprehensive income                                     $       22        ($22)(d)  $        0
                                                ---------------  -----------  -------------  -----------
    Total shareholders' equity                  $       (3,878)   $   13,786       ($2,217)  $    7,691
                                                ---------------  -----------  -------------  -----------
    Total liabilities and shareholders'
    equity                                      $       11,261   $   17,759        ($1,717)  $   27,303
                                                ===============  ===========  =============  ===========

                                             VSOURCE, INC.
                                           AND SUBSIDIARIES
            UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED JANUARY 31, 2001
                                               (US$'000)

                                        VSOURCE, INC.    NETCEL360    ADJUSTMENT   PRO FORMA
                                       ---------------  -----------  ------------  ----------

Revenue                                $           35   $    4,696                 $   4,731

Cost of Revenue                                         $     5,133                $   5,133
                                       ---------------  -----------                ----------
Gross Margin                           $           35        ($437)                    ($402)

Selling, general & administrative
expenses                               $       16,124   $   15,613   $       256(e)$  31,993
Research & development                 $       11,655                              $  11,655
                                       ---------------  -----------  ------------  ----------
Operating loss                               ($27,744)    ($16,050)        ($256)   ($44,050)

Interest & other income/expense, net   $          145   $      746                  $    891
Impairment of cost method investments                      ($3,094)                  ($3,094)
Loss from equity method investment                         ($3,560)                  ($3,560)
                                       ---------------  -----------  ------------  ----------

Loss before income taxes                     ($27,599)    ($21,958)        ($256)   ($49,813)
Provision for income taxes                                   ($143)                    ($143)
                                       ---------------  -----------  ------------  ----------
Net loss                                     ($27,599)    ($22,101)        ($256)   ($49,956)
                                       ===============  ===========  ============  ==========

                                  VSOURCE, INC.
                                AND SUBSIDIARIES

         FOOTNOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENT DATA:

(a) Represents that amount of negative goodwill as calculated from the following:

     Consideration  for  the  shares  issued                 $ 1,345  (i)
     Costs  directly  related  to  the  acquisition          $   500  (ii)
                                                             -------
     Total  consideration                                    $ 1,845
     Less:  FMV  of  the  Net  Assets  received              $ 3,562
                                                             -------
     Negative  Goodwill                                      $ 1,717
                                                             =======

     (i) Issuance of 3,709,729 shares of common stock with an average market price of $0.3625 (average closing market price from May 23, 2001 to May 29, 2001).
     (ii) Costs of the acquisition consisted of legal, accounting and financial opinion costs related directly to the acquisition.

(b) Issuances of 3,709,729 shares of common stock at a par value ($0.01) or $37 less the acquired company's par value stock of $10.

(c) Elimination of NetCel360's Additional Paid-In Capital of $37,031 and the difference between the Fair Market Value of the fixed assets acquired on June 22, 2001 compared to that on January 31, 2001.

(d)  Elimination  of  the  historical  NetCel360  amounts.

(e) Reversal of depreciation for the write down of the assets that are related to the negative goodwill.


DISCUSSION OF DIFFERENCES BETWEEN THE UNAUDITED COMBINED PRO FORMA BALANCE SHEETS AND THE UNAUDITED COMBINED MAY 31, 2001 BALANCE SHEETS

               Subsequent to the date of the information included in the unaudited Pro Forma Balance Sheet as at January 31, 2001, the Company and Netcel360 each continued to experience operating losses, which had a negative impact on each of the company's balance sheet. An estimate of significant balance sheet categories as of May 31, 2001 on a combined basis for the Company and Netcel360 is provided below, not inclusive of pro forma adjustments:

                                  VSOURCE, INC.
                                AND SUBSIDIARIES
(US$'000)

                              JANUARY 31, 2001
                                 (UNAUDITED)     MAY 31, 2001
BALANCE SHEET LINE ITEM          (PRO FORMA)      (UNAUDITED)
----------------------------  -----------------  -------------

ASSETS:
Cash and cash equivalents                13,205          2,540
Property plant and equipment              8,923          9,864
Goodwill                                  4,593          2,042

LIABILITIES:
Accounts payable                          1,645          1,954
Loans                                         -          3,700

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VSOURCE,  INC.
                                    (Registrant)


Dated: November 8, 2001             By:  /s/  Sandford  T.  Waddell
                                         ------------------------------
                                              Chief Financial Officer